Neuberger Berman Real Estate Securities Income Fund Inc.

Supplement to the Prospectus dated October 28, 2003 and the Statement of Additional Information dated October 28, 2003.

The following information supplements the Prospectus dated October 28, 2003 and the Statement of Additional Information dated October 28, 2003:

     On October 31, 2003, Lehman Brothers Holdings Inc. ("Lehman Brothers") acquired Neuberger Berman Inc., the parent company of Neuberger Berman Management Inc. and Neuberger Berman, LLC, which respectively serve as the investment manager and sub-adviser to Neuberger Berman Real Estate Securities Income Fund Inc. (the "Fund"). As a result of the acquisition, Neuberger Berman Management Inc. and Neuberger Berman, LLC are indirect subsidiaries of Lehman Brothers, a publicly traded company.

     The acquisition constituted an "assignment" as defined in the Investment Company Act of 1940, which automatically terminated the Management and Sub-Advisory Agreements for the Fund. In anticipation of the acquisition, the initial sole stockholder of the Fund and the Fund's Board of Directors have approved new Management and Sub-Advisory Agreements for the Fund. The terms of the new Management and Sub-Advisory Agreements, which are effective October 31, 2003, are identical in all material respects to those of the Fund's previous agreements. The Board of Directors has also approved a new Administration Agreement for the Fund.


                 The date of this supplement is November 3, 2003.